EXHIBIT 10.1

THIRD AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

This THIRD AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of April 15, 2020, by and among hallador energy company (the "Borrower"), the Guarantors party hereto, the lenders listed on the signature pages hereof (the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent") under the Credit Agreement referred to below:

WlTNESSETH:

WHEREAS, the Borrower, the Lender and the Administrative Agent entered into the Third Amended and Restated Credit Agreement dated as of May 21, 2018, as amended by that certain First Amendment to the Third Amended and Restated Credit Agreement dated as of March 26, 2019, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2019 (and as may be further amended, restated, modified or supplemented, the "Credit Agreement"), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, an Event of Default exists under the Credit Agreement because the Borrower obtained a PPP Loan (as defined in the Credit Agreement after giving effect to this Amendment) on or about April 15, 2020 in violation of Section 8.2.1 of the Credit Agreement (the “Known Existing Default”);

WHEREAS, the Borrower has requested that certain amendments be made as set forth in more detail herein and that the Known Existing Default be waived; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:

Article I

Section 1.1 Amendments to Credit Agreement.  The Credit Agreement (other than the Schedules and Exhibits thereto and the Schedules to the Security Agreement, except to the extent as delivered to the Administrative Agent simultaneously with this Amendment) is hereby amended to reflect the modifications set forth in the Credit Agreement attached as Annex A hereto.

Article II

Section 2.1 No Other Amendments.  Except as amended hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders' or Administrative Agent's rights and remedies (all of which are hereby reserved).

Section 2.2 Waiver of Known Existing Default. Administrative Agent and the Lenders hereby waive the Known Existing Default. This waiver shall be effective only for the specific defaults comprising the Known Existing Defaults, and in no event shall this waiver be deemed to be a waiver of enforcement of Administrative Agent’s or any Lender’s rights with respect to any other Potential Defaults or Events of Default now existing or hereafter arising.

Section 2.3 Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that, except for the occurrence of the Known Existing Default, the representations and warranties set forth in Article 6 of the Credit Agreement, are true and correct in all material respects on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such date), and that no Event of Default, or Potential Default, has occurred or is continuing or exists on or as of the date hereof.

Section 2.4 Conditions to Effectiveness.  This Amendment shall become effective upon execution and delivery to the Administrative Agent hereof by the Borrower, all of the Lenders and the Administrative Agent and the satisfaction of the following conditions precedents:

(a) Amendment. The Administrative Agent shall have received an executed counterpart of this Amendment from all Lenders, duly executed by a responsible officer of the Loan Parties.

(b) Officer's Certificate.  The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement including as amended by the modifications and additional representations and warranties of this Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, or Chief Financial Officer of the Borrower to each such effect.

(c) Insurance.  Evidence that adequate insurance, including flood insurance, if applicable, required to be maintained under the Credit Agreement is in full force and effect, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured, mortgagee and lender loss payee.

(d) Secretary's Certificate.  There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;

(ii) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and, in the case of the certificate of incorporation of the Borrower, certified by the appropriate state official where such document is filed in a state office (or, in the event that no change has been made to such organizational documents previously delivered to the Administrative Agent, so certified by the Secretary or Assistant Secretary of such Loan Party), together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.

(e) No Defaults under Other Obligations.  No default under any note, credit agreement or other document relating to existing Indebtedness of any of the Loan Parties shall occur as a result of this Amendment.

(f) No Actions or Proceedings.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.

(g) Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.

(h) Confirmation of Guaranty.  Each of the Guarantors confirms that they have read and understand the Amendment.  In order to induce the Lenders, the Administrative Agent and the other Agents to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.

(i) Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.  Without limiting the generality of the foregoing, the Loan Parties and Lenders hereby (i) agree that, for all purposes of this Amendment, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Amendment or any other Loan Documents based solely on the lack of paper original copies of  such Amendment and Loan Documents, including with respect to any signature pages thereto.

(j) Fees. The Borrower shall have paid all fees, costs and expenses for which the Administrative Agent and the Lenders are entitled to be paid or reimbursed in accordance with the fee letter dated March 25, 2020, between the Borrower and the Administrative Agent, including but not limited to the fees and expenses of the Administrative Agent's legal counsel.
Section 2.5 Miscellaneous.
(a) This Amendment shall become effective as provided in Section 2.4.

(b) The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect.  From and after the date that the amendments herein described take effect, all reference to the "Agreement" in the Credit Agreement and in the other Loan Documents, shall be deemed to be references to the Credit Agreement as amended by this Amendment.

(c) This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said Commonwealth.

(d) Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Borrower, the other Loan Parties, each Lender, and Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

(e) This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts.  Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.

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[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

HALLADOR ENERGY COMPANY

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  Chief Financial Officer

GUARANTORS:

SUNRISE COAL, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

SUMMIT TERMINAL, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  Vice President

SUNRISE LAND HOLDINGS, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

SUNRISE ADMINISTRATIVE SERVICES, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

SYCAMORE COAL, INC.

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

EDWARDSPORT CONSTRUCTION COMPANY, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

GIBSON COUNTY LOGISTICS, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

SFI COAL SALES, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

OAKTOWN FUELS MINE NO. 1, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

OAKTOWN FUELS MINE NO. 2, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

PROSPERITY MINE, LLC

By:/S/LAWRENCE D. MARTIN
Name:  Lawrence D. Martin
Title:  President

RAILPOINT SOLUTIONS, LLC

By:/S/HEATHER L. TRYON
Name:  Heather L. Tryon
Title:  Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:/S/KYLE HELFRICH
Name:  Kyle Helfrich
Title:  Vice President

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THE HUNTINGTON NATIONAL BANK

By:/S/PHIL ANDRESON
Name: Phil Andreson
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

UMB BANK, N.A.

By: /S/ DAVID WALTERS
Name:  David Walters
Title:  SVP

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

KEYBANK NATIONAL ASSOCIATION

By:/S/CHRISTOPHER A. SUSOTT
Name: Christopher A. Susott
Title:  SVP

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

OLD NATIONAL BANK

By:/S/DANIEL G. GMELICH
Name:  Daniel G. Gmelich
Title:  SVP

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FIRST HORIZON BANK

By: /S/SHARON SHIPLEY
Name:  Sharon Shipley
Title:  Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

FIRST FINANCIAL BANK, N.A.

By: /S/DAN LAUGHNER
Name: Dan Laughner
Title:  Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

CHEMICAL BANK, a division of TCF National Bank

By:/S/ ROBERT ROSATI
Name:    Robert Rosati
Title:  Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

FIRST MERCHANTS BANK

By:/S/ ADAM TREIBIC
Name:  Adam Treibic
Title:  Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER]

IROQUOIS FEDERAL SAVINGS & LOAN ASSOCIATION

By:/S/THOMAS J. CHAMBERLAIN
Name:  Thomas J. Chamberlain
Title:  Executive Vice President and Chief Lending Officer